Exhibit 10.3

IRONWOOD PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

1.                                      Purpose

The purpose of this Amended and Restated 2005 Stock Incentive Plan (the “Plan”) of Ironwood Pharmaceuticals, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.                                      Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to receive options, restricted stock, restricted stock units and other stock-based awards (each, an “Award”) under the Plan.  Each person who receives an Award under the Plan is deemed a “Participant”.

3.                                      Administration and Delegation

(a)                                 Administration by Board of Directors.  The Plan will be administered by the Board.  The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable.  The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency.  All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.  No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)                                 Appointment of Committees.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.                                      Stock Available for Awards.  Subject to adjustment under Section 8, Awards may be made under the Plan for up to 11,500,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”).  If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.  Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan.  However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.  At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made.  For the avoidance of doubt, after the Company has registered securities under the Securities Exchange Act of 1934, as amended, no Awards for shares of the Company’s Series B Common Stock may be granted under the Plan.

5.                                      Stock Options

(a)                                 General.  The Board may grant options to purchase Common Stock (each, an “Option”), and determine the number of shares of Common Stock to be covered by each Option, whether the Option covers Series A Common Stock or Series B Common Stock, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.  An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b)                                 Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 9(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c)                                  Exercise Price.  The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement.

(d)                                 Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

(e)                                  Exercise of Option.  Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.  Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f)                                   Payment Upon Exercise.  Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)                                 in cash or by check, payable to the order of the Company;

(2)                                 except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)                                 when a series of the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)                                 to the extent permitted by applicable law and by the Board, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5)                                 by any combination of the above permitted forms of payment.

(g)                                  Substitute Options.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof.  Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.  Substitute Options shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

6.                                      Restricted Stock; Restricted Stock Units

(a)                                 General.  The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award.  Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)                                 Terms and Conditions.  The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c)                                  Stock Certificates.  Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”).  In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

7.                                      Other Stock-Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation stock appreciation rights and Awards entitling recipients to receive shares of Common Stock to be delivered in the future.  Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine.  Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Award, including any purchase price applicable thereto.

8.                                      Adjustments for Changes in Common Stock and Certain Other Events

(a)                                 Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities and exercise price per share of each outstanding

Option, (iii) the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

(b)                                 Reorganization Events

(1)                                 Definition.  A “Reorganization Event” shall mean:  (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2)                                 Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards.  In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines:  (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation

(or an affiliate thereof) equivalent value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.  Notwithstanding the foregoing, for purposes of clause (i) above, in the event of a merger or consolidation of the Company (a) effected to reincorporate the Company outside of Delaware or (b) with or into a wholly-owned subsidiary of the Company (each of (a) and (b), an “Excluded Event”), an Option shall be considered assumed if following consummation of the Excluded Event, the Option confers the right to purchase, for each share of the series of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Excluded Event by holders of such series of Common Stock for each share of such series of Common Stock held immediately prior to the consummation of the Excluded Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of such series of Common Stock); provided, however, that if the consideration received as a result of the Excluded Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent value (as determined by the Board) to the per share consideration received by holders of outstanding shares of the applicable series of Common Stock as a result of the Excluded Event.

To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

(3)                                 Consequences of a Reorganization Event on Restricted Stock Awards.  Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.  Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

9.                                      General Provisions Applicable to Awards

(a)                                 Transferability of Awards.  Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive

Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)                                 Documentation.  Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine.  Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)                                  Board Discretion.  Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)                                 Termination of Status.  The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)                                  Withholding.  Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant.  Except as the Board may otherwise provide in an Award, for so long as a series of the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).  Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.  The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)                                   Amendment of Award.  The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g)                                  Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)                                 Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.                               Miscellaneous

(a)                                 No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)                                 No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.  Notwithstanding the foregoing, in the event the Company effects a split of the series of Common Stock covered by the Award by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c)                                  Effective Date and Term of Plan.  The Plan shall become effective on the date on which it is adopted by the Board.  No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d)                                 Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

(e)                                  Authorization of Sub-Plans.  The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions.  The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable.  All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)                                   Compliance with Code Section 409A.  No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code.

(g)                                  Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

IRONWOOD PHARMACEUTICALS, INC.

2005 STOCK INCENTIVE PLAN

CALIFORNIA SUPPLEMENT

Pursuant to Section 10(e) of the Plan, the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Law:

Any Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) shall be subject to the following additional limitations, terms and conditions:

1.                                       Additional Limitations on Options.

(a)                                  Minimum Vesting Rate.  Except in the case of Options granted to California Participants who are officers, directors, managers, consultants or advisors of the Company or its affiliates (which Options may become exercisable at whatever rate is determined by the Board), Options granted to California Participants shall become exercisable at a rate of no less than 20% per year over five years from the date of grant; provided, that, such Options may be subject to such reasonable forfeiture conditions as the Board may choose to impose and which are not inconsistent with Section 260.140.41 of the California Regulations.

(b)                                 Minimum Exercise Price.  The exercise price of Options granted to California Participants may not be less than 85% of the Fair Market Value of the applicable series of Common Stock on the date of grant in the case of a Nonstatutory Stock Option or less than 100% of the Fair Market Value of the applicable series of Common Stock on the date of grant in the case of an Incentive Stock Option; provided, however, that if the California Participant is a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the exercise price shall be not less than 110% of the Fair Market Value of the applicable series of Common Stock on the date of grant.

(c)                                  Maximum Duration of Options.  No Options granted to California Participants will be granted for a term in excess of 10 years.

(d)                                 Minimum Exercise Period Following Termination.  Unless a California Participant’s employment is terminated for cause (as defined in any contract of employment between the Company and such Participant, or if none, in the instrument evidencing the grant of such Participant’s Option), in the event of termination of employment of such Participant, he or she shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) and (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code).

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(e)                                  Limitation on Repurchase Rights.  If an Option granted to a California Participant gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with Section 260.140.41(k) of the California Regulations.

2.                                       Additional Limitations for Restricted Stock Awards.

(a)                                  Minimum Purchase Price.  The purchase price for a Restricted Stock Award granted to a California Participant shall be not less than 85% of the Fair Market Value of the applicable series of Common Stock at the time such Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated; provided, however, that if such Participant is a person who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary corporations, the purchase price shall be not less than 100% of the Fair Market Value of the applicable series of Common Stock at the time such Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated.

(b)                                 Limitation of Repurchase Rights.  If a Restricted Stock Award granted to a California Participant gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with Section 260.140.42(h) of the California Regulations.

3.                                       Additional Limitations for Other Stock-Based Awards.  The terms of all Awards granted to a California Participant under Section 7 of the Plan shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Regulations.

4.                                       Additional Requirement to Provide Information to California Participants.  The Company shall provide to each California Participant and to each California Participant who acquires Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited).  The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

5.                                       Additional Limitations on Timing of Awards.  No Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by a majority of the Company’s stockholders within 12 months before or after the date the Plan was adopted by the Board.

6.                                       Additional Limitations Relating to Definition of Fair Market Value.  For purposes of Section 1(b) and 2(a) of this supplement, “Fair Market Value” shall be determined in a manner not inconsistent with Section 260.140.50 of the California Regulations.

7.                                       Additional Restriction Regarding Recapitalizations, Stock Splits, Etc.  For purposes of Section 8 of the Plan, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities, the number of securities allocated to each California Participant must be adjusted proportionately and without the receipt by the Company of any consideration from any California Participant.

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ATTACHMENT I

IRONWOOD PHARMACEUTICALS, INC.

Incentive Stock Option Agreement

Granted under Amended and Restated 2005 Stock Incentive Plan

1.                                       Grant of Option.

This agreement evidences the grant by Ironwood Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on                           , 200     (the “Grant Date”) to                           , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan”), a total of                          shares (the “Shares”) of Series B Common Stock, $.001 par value per share, of the Company (“Series B Common Stock”) at $                     per Share, with a vesting commencement date of                                (the “Vesting Commencement Date”).  Unless earlier terminated, this option shall expire on                              (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                       Vesting Schedule.

(a)                                  This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date and as to an additional 2.08333% of the original number of Shares at the end of each successive one-month period following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date.  The shares subject to the portion of this option that are not yet exercisable are referred to herein as “Unvested Shares” and the shares subject to the portion of this option that have become exercisable are referred to herein as “Vested Shares”.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

(b)                                 Early Exercise.  Notwithstanding the vesting schedule set forth in paragraph (a), the Participant may elect to exercise this option as to the Unvested Shares (in addition to the Vested Shares) if simultaneously with such exercise the Participant enters into Stock Restriction Agreement with the Company in the form attached hereto as Exhibit A (the “Stock Restriction Agreement”).  The Stock Restriction Agreement provides that the Unvested Shares shall be

ATTACHMENT I

subject to a right of repurchase (the “Purchase Option”) in favor of the Company in the event that the Participant ceases to be an employee of the Company, as that term is defined in the Plan.

3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in writing in the form attached hereto as Addendum A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)                                 Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d)                                 Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)                                  Discharge for Cause.  If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge.  “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant shall be considered to have been

ATTACHMENT I

discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.                                       Right of First Refusal/Right of Repurchase.

(a)                                  Any shares that are received upon exercise of this option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time as the Company elects to exercise its right.  The Company’s right of first refusal shall expire on the date of the closing of the first registration of  a public offering of equity securities of the Company under Section 12 of the Exchange Act of 1934, as amended.  In addition, to the extent provided in the Company’s bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares received pursuant to the exercise of this option.

(b)                                 The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been sold or transferred.

5.                                       Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.                                       Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

ATTACHMENT I

8.                                       Disqualifying Disposition.

If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.                                       Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

10.                                 Participant’s Acknowledgements.

By acceptance of this option, the Participant agrees to the terms and conditions hereof and acknowledges receipt of a copy of the Plan.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

IRONWOOD PHARMACEUTICALS, INC.

By:
Peter Hecht
Chief Executive Officer

Addendum A

NOTICE OF STOCK OPTION EXERCISE

Exhibit A

IRONWOOD PHARMACEUTICALS, INC.

Stock Restriction Agreement

Exhibit A to Stock Restriction Agreement

IRONWOOD PHARMACEUTICALS, INC.

Joint Escrow Instructions

Exhibit B to Stock Restriction Agreement

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

ATTACHMENT I

ATTACHMENT II

IRONWOOD PHARMACEUTICALS, INC.

Incentive Stock Option Agreement

Granted under Amended and Restated 2005 Stock Incentive Plan

1.                                       Grant of Option.

This agreement evidences the grant by Ironwood Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on                           , 200     (the “Grant Date”) to                           , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan”), a total of                          shares (the “Shares”) of Series B Common Stock, $.001 par value per share, of the Company (“Series B Common Stock”) at $                     per Share, with a vesting commencement date of                                (the “Vesting Commencement Date”).  Unless earlier terminated, this option shall expire on                              (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                       Vesting Schedule.

(a)                                  This option will become exercisable (“vest”) as to as to 1.25% of the original number of Shares on each monthly anniversary of the Vesting Commencement Date for the first 36 months, and as to 4.5833% of the original number of Shares as of each subsequent monthly anniversary of the Vesting Commencement Date until fully vested.  The shares subject to the portion of this option that are not yet exercisable are referred to herein as “Unvested Shares”, and the shares subject to the portion of this option that have become exercisable are referred to herein as “Vested Shares”.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

(b)                                 Early Exercise.  Notwithstanding the vesting schedule set forth in paragraph (a), the Participant may elect to exercise this option as to the Unvested Shares (in addition to the Vested Shares) if simultaneously with such exercise the Participant enters into Stock Restriction Agreement with the Company in the form attached hereto as Exhibit A (the “Stock Restriction Agreement”).  The Stock Restriction Agreement provides that the Unvested Shares shall be

ATTACHMENT II

subject to a right of repurchase (the “Purchase Option”) in favor of the Company in the event that the Participant ceases to be an employee of the Company, as that term is defined in the Plan.

3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in writing in the form attached hereto as Addendum A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)                                 Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d)                                 Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)                                  Discharge for Cause.  If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge.  “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant shall be considered to have been

ATTACHMENT II

discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.                                       Right of First Refusal/Right of Repurchase.

(a)                                  Any shares that are received upon exercise of this option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time as the Company elects to exercise its right.  The Company’s right of first refusal shall expire on the date of the closing of the first registration of  a public offering of equity securities of the Company under Section 12 of the Exchange Act of 1934, as amended.  In addition, to the extent provided in the Company’s bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares received pursuant to the exercise of this option.

(b)                                 The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been sold or transferred.

5.                                       Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.                                       Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

ATTACHMENT II

8.                                       Disqualifying Disposition.

If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.                                       Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

10.                                 Participant’s Acknowledgements.

By acceptance of this option, the Participant agrees to the terms and conditions hereof and acknowledges receipt of a copy of the Plan.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

IRONWOOD PHARMACEUTICALS, INC.

By:
Peter Hecht
Chief Executive Officer

Addendum A

NOTICE OF STOCK OPTION EXERCISE

Exhibit A

IRONWOOD PHARMACEUTICALS, INC.

Stock Restriction Agreement

Exhibit A to Stock Restriction Agreement

IRONWOOD PHARMACEUTICALS, INC.

Joint Escrow Instructions

Exhibit B to Stock Restriction Agreement

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

ATTACHMENT II

ATTACHMENT III

IRONWOOD PHARMACEUTICALS, INC.

Nonstatutory Stock Option Agreement

Granted under Amended and Restated 2005 Stock Incentive Plan

1.                                       Grant of Option.

This agreement evidences the grant by Ironwood Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on February 12, 2009 (the “Grant Date”) to                           , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan”), a total of                          shares (the “Shares”) of Series B Common Stock, $.001 par value per share, of the Company (“Series B Common Stock”) at $4.89 per Share, with a vesting commencement date of January 1, 2009 (the “Vesting Commencement Date”).  Unless earlier terminated, this option shall expire on December 31, 2018 (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                       Vesting Schedule.

(a)                                  This option will become exercisable (“vest”) as to as to 1.25% of the original number of Shares on each monthly anniversary of the Vesting Commencement Date for the first 36 months, and as to 4.5833% of the original number of Shares as of each subsequent monthly anniversary of the Vesting Commencement Date until fully vested.  The shares subject to the portion of this option that are not yet exercisable are referred to herein as “Unvested Shares”, and the shares subject to the portion of this option that have become exercisable are referred to herein as “Vested Shares”.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

(b)                                 Early Exercise.  Notwithstanding the vesting schedule set forth in paragraph (a), the Participant may elect to exercise this option as to the Unvested Shares (in addition to the Vested Shares) if simultaneously with such exercise the Participant enters into Stock Restriction Agreement with the Company in the form attached hereto as Exhibit A (the “Stock Restriction Agreement”).  The Stock Restriction Agreement provides that the Unvested Shares shall be

ATTACHMENT III

subject to a right of repurchase (the “Purchase Option”) in favor of the Company in the event that the Participant ceases to be an employee of the Company, as that term is defined in the Plan.

3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in writing in the form attached hereto as Addendum A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)                                 Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d)                                 Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)                                  Discharge for Cause.  If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge.  “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant shall be considered to have been

ATTACHMENT III

discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.                                       Right of First Refusal/Right of Repurchase.

(a)                                  Any shares that are received upon exercise of this option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time as the Company elects to exercise its right.  The Company’s right of first refusal shall expire on the date of the closing of the first registration of  a public offering of equity securities of the Company under Section 12 of the Exchange Act of 1934, as amended.  In addition, to the extent provided in the Company’s bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares received pursuant to the exercise of this option.

(b)                                 The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been sold or transferred.

5.                                       Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.                                       Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.                                       Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

ATTACHMENT III

9.                                       Participant’s Acknowledgements.

By acceptance of this option, the Participant agrees to the terms and conditions hereof and acknowledges receipt of a copy of the Plan.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

IRONWOOD PHARMACEUTICALS, INC.

By:
Peter M. Hecht
Chief Executive Officer

Addendum A

NOTICE OF STOCK OPTION EXERCISE

Exhibit A

IRONWOOD PHARMACEUTICALS, INC.

Stock Restriction Agreement

Exhibit A to Stock Restriction Agreement

IRONWOOD PHARMACEUTICALS, INC.

Joint Escrow Instructions

Exhibit B to Stock Restriction Agreement

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

ATTACHMENT III

ATTACHMENT IV

IRONWOOD PHARMACEUTICALS, INC.

Nonstatutory Stock Option Agreement

Granted under Amended and Restated 2005 Stock Incentive Plan

1.                                       Grant of Option.

This agreement evidences the grant by Ironwood Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on                           , 200     (the “Grant Date”) to                           , a consultant of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan”), a total of                          shares (the “Shares”) of Series B Common Stock, $.001 par value per share, of the Company (“Series B Common Stock”) at $                     per Share, with a vesting commencement date of                                (the “Vesting Commencement Date”).  Unless earlier terminated, this option shall expire on                              (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                       Vesting Schedule.

(a)                                  This option will become exercisable (“vest”) as to:  [insert vesting schedule].  The shares subject to the portion of this option that are not yet exercisable are referred to herein as “Unvested Shares” and the shares subject to the portion of this option that have become exercisable are referred to herein as “Vested Shares”.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

(b)                                 Early Exercise.  Notwithstanding the vesting schedule set forth in paragraph (a), the Participant may elect to exercise this option as to the Unvested Shares (in addition to the Vested Shares) if simultaneously with such exercise the Participant enters into Stock Restriction Agreement with the Company in the form attached hereto as Exhibit A (the “Stock Restriction Agreement”).  The Stock Restriction Agreement provides that the Unvested Shares shall be

ATTACHMENT IV

subject to a right of repurchase (the “Purchase Option”) in favor of the Company in the event that the Participant ceases to be a consultant of the Company.

3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in writing in the form attached hereto as Addendum A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)                                 Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d)                                 Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)                                  Discharge for Cause.  If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge.  “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant shall be considered to have been

ATTACHMENT IV

discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.                                       Right of First Refusal/Right of Repurchase.

(a)                                  Any shares that are received upon exercise of this option are subject to any right of first refusal that may be described in the Company’s bylaws in effect at such time as the Company elects to exercise its right.  The Company’s right of first refusal shall expire on the date of the closing of the first registration of  a public offering of equity securities of the Company under Section 12 of the Exchange Act of 1934, as amended.  In addition, to the extent provided in the Company’s bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares received pursuant to the exercise of this option.

(b)                                 The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been sold or transferred.

5.                                       Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.                                       Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.                                       Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

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9.                                       Participant’s Acknowledgements.

By acceptance of this option, the Participant agrees to the terms and conditions hereof and acknowledges receipt of a copy of the Plan.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

IRONWOOD PHARMACEUTICALS, INC.

By:
Peter Hecht
Chief Executive Officer

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Addendum A

NOTICE OF STOCK OPTION EXERCISE

Date:

Ironwood Pharmaceuticals, Inc.

320 Bent Street

Cambridge, MA  02141

Attention:  Secretary

Dear Sir or Madam:

I am the holder of                           Stock Option granted to me under the Ironwood Pharmaceuticals, Inc. (the “Company”) Amended and Restated 2005 Stock Incentive Plan on                              for the purchase of                              shares of Series B Common Stock of the Company at a purchase price of $                             per share.

I hereby exercise my option to purchase                               shares of Series B Common Stock (the “Shares”), for which I have enclosed                               in the amount of                           .  Please register my stock certificate as follows:

Name(s):

Address:

Social Security No.:

I represent, warrant and covenant as follows:

1.             I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2.             I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

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3.             I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4.             I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5.             I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months and even then will not be available unless a public market then exists for the applicable series of Common Stock of the Company, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,

(Signature)

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Exhibit A

IRONWOOD PHARMACEUTICALS, INC.

Restriction Stock Agreement

AGREEMENT made this             day of                  , 20    , between Ironwood Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and                                        (the “Participant”).

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.             Purchase of Shares.

The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company’s Amended and Restated 2005 Stock Incentive Plan (the “Plan”),           shares (the “Shares”) of Series B Common Stock, $.001 par value, of the Company (“Series B Common Stock”), at a purchase price of $          per share.  The aggregate purchase price for the Shares shall be paid by the Participant by check payable to the order of the Company or such other method as may be acceptable to the Company.  Upon receipt by the Company of payment for the Shares, the Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares purchased by the Participant.  The Participant agrees that the Shares shall be subject to the purchase options set forth in Sections 2 and 5 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2.             Purchase Option.

(a)           In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to                     , 20      , the Company shall have the right and option (the “Purchase Option”) to purchase from the Participant, for a sum of $            per share (the “Option Price”), some or all of the Unvested Shares (as defined below).

“Unvested Shares” means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company.  The “Applicable Percentage” shall be                                                                                                                                                                         .(1)

(b)           For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

(1)    The Applicable Percentage must be the same as the vesting schedule in Section 2 of the underlying option.

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3.             Exercise of Purchase Option and Closing.

(a)           The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option.  Such notice shall specify the number of Shares to be purchased.  If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

(b)           Within 10 days after delivery to the Participant of the Company’s notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Participant (or his estate) shall, pursuant to the provisions of the Joint Escrow Instructions referred to in Section 7 below, tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company.  Promptly following its receipt of such certificate or certificates, the Company shall pay to the Participant the aggregate Option Price for such Shares (provided that any delay in making such payment shall not invalidate the Company’s exercise of the Purchase Option with respect to such Shares).

(c)           After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

(d)           The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.

(e)           The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

(f)            The Company may assign its Purchase Option to one or more persons or entities.

4.             Restrictions on Transfer.

(a)           The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Purchase Option and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition

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to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.

(b)           The Participant shall not transfer any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 5 below.

5.             Right of First Refusal.

(a)           Any shares that are purchased pursuant to this Agreement are subject to any right of first refusal that may be described in the Company’s by-laws in effect at such time as the Company elects to exercise its right.  The Company’s right of first refusal shall expire on the date of the closing of the first registration of a public offering of equity securities under Section 12 of the Exchange Act of 1934, as amended.  In addition, to the extent provided in the Company’s by-laws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares purchased pursuant to this agreement.

6.             Effect of Prohibited Transfer.

The Company shall not be required (a) to transfer on its books any of the Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been sold or transferred.

7.             Agreement in Connection with Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

8.             Escrow.

The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A.  The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder.  The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder.  Such

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materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

9.             Restrictive Legends.

All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

10.           Adjustments for Stock Splits, Stock Dividends, etc.

If from time to time during the term of the Purchase Option there is any stock split, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Participant is entitled by reason of his/her ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement  in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

11.           Provisions of the Plan.

(a)           This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

(b)           As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the repurchase and other rights of the Company hereunder shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Shares under this Agreement.  If, in connection with a Reorganization Event, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Shares is to be placed into escrow to secure indemnification or similar obligations, the mix between the vested and unvested portion of such cash, securities and/or other property that is placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to escrow.

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12.           Investment Representations.

The Participant represents, warrants and covenants as follows:

(a)           The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b)           The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

(c)           The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(d)           The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e)           The Participant understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least six months and even then will not be available unless a public market then exists for the applicable series of Common Stock of the Company, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

13.           Withholding Taxes; Section 83(b) Election.

(a)           The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option.

(b)           The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  The Participant understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are purchased rather than when and as the Company’s Purchase Option expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase.

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THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

14.           Miscellaneous.

(a)           No Rights to Employment.  The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as [a consultant/ an employee at the will] of the Company (not through the act of being hired or purchasing shares hereunder).  The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

(b)           Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c)           Waiver.  Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d)           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

(e)           Notice.   All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 12(e).

(f)            Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g)           Entire Agreement.  This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(h)           Amendment.  This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

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(i)            Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

(j)            Participant’s Acknowledgments.  The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Hale and Dorr LLP, is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

IRONWOOD PHARMACEUTICALS, INC.

By:
Peter M. Hecht
Chief Executive Officer

Address:	320 Bent Street
Cambridge, MA 02141

PARTICIPANT

Name:

Address:

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Exhibit A to Stock Restriction Agreement

IRONWOOD PHARMACEUTICALS, INC.

Joint Escrow Instructions

Date:

Secretary

Ironwood Pharmaceuticals, Inc.

320 Bent Street

Cambridge, MA  02141

Dear Sir:

As Escrow Agent for Ironwood Pharmaceuticals, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:

1.             Appointment.  Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares.  For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property.  Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated.  Subject to the provisions of this paragraph 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

2.             Closing of Purchase.

(a)           Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the “Closing”) at the principal office of the Company.  Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

(b)           At the Closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer of the Shares, (b) to fill in on such form or forms the number of Shares

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being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

3.             Withdrawal.  The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.

4.             Duties of Escrow Agent.

(a)           Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

(b)           You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

(c)           You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(d)           You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

(e)           You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

(f)            Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party.  In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

(g)           If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

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(h)           It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

(i)            These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

(j)            The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

5.             Notice.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Secretary Ironwood Pharmaceuticals, Inc. 320 Bent Street Cambridge, MA 02141

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Secretary Ironwood Pharmaceuticals, Inc. 320 Bent Street Cambridge, MA 02141

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6.             Miscellaneous.

(a)           By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

(b)           This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IRONWOOD PHARMACEUTICALS, INC.

By:
Peter M. Hecht
Chief Executive Officer

Address:	320 Bent Street
Cambridge, MA 02141

HOLDER

Name:

Address:

ESCROW AGENT:

IRONWOOD PHARMACEUTICALS, INC.

Michael J. Higgins
Secretary

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Exhibit B to Stock Restriction Agreement

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,  I,                                       , hereby sell, assign and transfer unto Ironwood Pharmaceuticals, Inc. (the “Company”)                                           (                ) shares of the Series B Common Stock, $0.001 par value per share, of the Company  standing in my name on the books of said Company represented by Certificate(s) Number                        herewith, and do hereby irrevocably constitute and appoint the Company’s Secretary as transfer agent to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:

Name:

IN PRESENCE OF

(Witness)

NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

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